EXHIBIT 10(e)21

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

MISSISSIPPI POWER COMPANY

Effective as of January 1, 2010, the following are the annual base salaries of the current Chief Executive Officer and Chief Financial Officer of Mississippi Power Company and certain other current or former executive officers of Mississippi Power Company who served as such during 2009.

Anthony J. Topazi                                                                                            $415,885
President and Chief Executive Officer
Frances V. Turnage                                                                                          $234,355
Vice President, Treasurer and Chief Financial
Officer
Donald R. Horsley                                                                                            $262,337
Vice President
Kimberly D. Flowers                                                                                         $222,194
Vice President
John W. Atherton                                                                                            $207,371
Vice President